[GRAPHIC: MFS LOGO]                                     ANNUAL REPORT
INVESTMENT MANGEMENT                                    DECEMBER 31, 2001

A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

MFS(R) MID CAP
GROWTH SERIES

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
           NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) MID CAP GROWTH SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

        NAME, POSITION WITH THE TRUST, AGE, PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman and President                                   Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
and Chief Executive Officer                              WILLIAM J. POORVU (born 04/10/35) Trustee
                                                         Harvard University Graduate School of Business
JOHN W. BALLEN* (born 09/12/59) Trustee                  Administration, Adjunct Professor; CBL &
Massachusetts Financial Services Company,                Associates Properties, Inc. (real estate
President and Director                                   investment trust), Director; The Baupost Fund (a
                                                         mutual fund), Vice Chairman and Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, Executive Vice President and         Insight Resources, Inc. (acquisition planning
Director                                                 specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           General Partner (since 1993); Paragon Trade
Brigham and Women's Hospital, Chief of Cardiac           Brands, Inc. (disposable consumer products),
Surgery; Harvard Medical School, Professor of            Director; Cambridge Nutraceuticals (professional
Surgery                                                  nutritional products), Chief Executive Officer
                                                         (until May 2001)
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)
Trustee                                                  ELAINE R. SMITH (born 04/25/46) Trustee
Edmund Gibbons Limited (diversified holding              Independent health care industry consultant
company), Chief Executive Officer; Colonial
Insurance Company Ltd., Director and Chairman;           WARD SMITH (born 09/13/30) Trustee
Bank of Butterfield, Chairman (until 1997)               Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
WILLIAM R. GUTOW (born 09/27/41) Trustee                 industrial and aerospace applications), Director
Private investor and real estate consultant;             (until June 1999)
Capitol Entertainment Management Company (video
franchise), Vice Chairman

J. ATWOOD IVES (born 05/01/36) Trustee
Private investor; KeySpan Corporation (energy related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee and Chief Executive Officer (until November 2000)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               STEPHEN E. CAVAN (born 11/06/53)
Chairman and President                                   Secretary and Clerk
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services
and Chief Executive Officer                              Company, Senior Vice President, General
                                                         Counsel and Secretary
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ROBERT R. FLAHERTY (born 09/18/63)
Massachusetts Financial services Company, Senior         Assistant Treasurer
Vice President and Associate General Counsel             Massachusetts Financial Services Company, Vice
                                                         President (since August 2000); UAM Fund Services,
MARK E. BRADLEY (born 11/23/59) Assistant Treasurer      Senior Vice President (prior to August 2000)
Massachusetts Financial Services Company, Vice
President (since March 1997)                             ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Vice
                                                         President (since September 1996)

                                                         JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
                                                         Vice President

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Gibbons, Ives, Perera, Poorvu, Sherratt and Smith, and Mses.
O'Neill and Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002.
Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the series. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.


INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m.
500 Boylston Street                                      to 8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing- impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Mark Regan*                                              business day from 9 a.m. to 5 p.m. Eastern time.
David E. Sette-Ducati*                                   (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
CUSTODIAN
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
AUDITORS                                                 1-800-MFS-TALK (1-800-637-8255) anytime from a
Deloitte & Touche LLP                                    touch- tone telephone.

INVESTOR INFORMATION                                     WORLD WIDE WEB
For information on MFS mutual funds, call your           www.mfs.com
investment professional or, for an information
kit, call toll free:
1-800-637-2929 any business day from 9 a.m. to 5 p.m.
Eastern time (or leave a message anytime).


* MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Shareholders,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter four months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

As we begin a new year, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    January 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the 12 months ended December 31, 2001, Initial Class shares of the series provided a total return of -17.55% and Service Class shares -17.63%. These returns, which include the reinvestment of any distributions, compare to a return over the same period of -20.15% for the series' benchmark, the Russell Mid Cap Growth Index (the Russell Index). The Russell Index measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index.

The sharp slowdown in the U.S. economy that began in the spring of 2000 continued through most of the period, with a majority of companies reporting reduced earnings compared to the same period a year earlier. Most market sectors suffered double-digit losses, and the losses were greatest in sectors that historically have held the greatest opportunities for growth investors -- such as technology and telecommunications. Although the overall market rallied in the last quarter of 2001 from its post-September 11 lows, we think that even amid the rally the market continued to be short-sighted -- judging companies largely on what might happen over the next quarter or two.

It seemed to us that investors were giving little value to what we believe characterizes a good mid-cap growth company: high market share in a rapidly-growing industry. In our experience, these qualities -- market share and growth -- have been strong drivers of stock prices over the long term, and a market that temporarily undervalues those qualities presents opportunities for long-term investors.

Amid this challenging environment, some areas where we had strong concentrations did not perform as well as we had hoped, and some areas in which we were underweighted did relatively well. Our large technology weighting hurt performance for much of the period, but most of those holdings came back strongly in the fourth-quarter rally. Although most of our health care holdings performed well, we were underweighted in this sector, and it outperformed for most of the year. Retail was another area that did well over the short term. However, we were underweighted in the sector because we believed that consumer spending would likely decline in an economy that, according to the National Bureau of Economic Research, has been in a recession since last March.

As of the end of the period, we think the big question in investors' minds was whether or not the rally we saw at the end of 2001 would be sustainable. We would argue that massive government stimuli in the wake of September 11 -- including lower interest rates and increased federal spending -- was in part responsible for the rally. We think government policy did a great job of averting what could have been a much harder shock to consumer spending, which accounts for two-thirds of the U.S. economy. Retail and automotive sales, in particular, were much better in the fourth quarter than anyone would have expected after September 11.

However, our view is that we may have borrowed from the future, in the sense that we haven't yet felt the full effect of rising unemployment and a slowing economy. So although we are cautiously optimistic about 2002, we think it will not be an easy year for the market. We think such an uncertain environment plays to our strength, which we believe is the quality of our in-house research. As of the end of the period, the portfolio was positioned in a number of areas that we feel have potential that is not yet recognized by the market.

For example, we believe VeriSign, our largest holding at year-end, provides a classic example of high market share in a rapidly-growing industry. According to our research, VeriSign has been the dominant player in two areas: it rents domain names (such as "mfs.com") on the Internet, and it provides high-level security software for firms doing business on the Internet. The company has reported earnings growth in recent periods while most technology firms have reported losses, but its stock did not do well over 2001.

We think the market has undervalued VeriSign because it doesn't fully understand the nature of the company's business. In our view, VeriSign is different from a typical technology company in that both of its key products are basically licenses that pay continual income over time. We think the firm's earnings could continue to grow as its customer base expands.

Elsewhere in technology, we increased some positions during the market downturn immediately following September 11. We then saw most of our technology holdings perform well in the fourth-quarter 2001 rally, which appeared to favor technology stocks. Late in the period, we began to feel that expectations of strong future earnings had become priced into many of these stocks and that valuations were becoming relatively high. We therefore began to take some profits and reduce our technology holdings.

In the energy area, our holdings at the beginning of the period were in two main areas: oil services companies and U.S. natural gas firms. Due to declining oil prices, we later sold most of our oil services stocks. However, the portfolio continued to own a large weighting in U.S. natural gas producers. We think the market has mispriced these stocks, based on the market's belief that gas demand will remain low due to the recession.

Our research indicates otherwise. There was virtually no increase in supply in 2001, and we believe the supply of gas is constrained and falling at a time when industries and utilities have been increasing their demand. According to our research, large users who switched to alternate fuels last winter when gas prices spiked have switched back to gas due to lower prices. We think these factors will lead to a rise in natural gas prices that may benefit the stocks of gas producers.

A short-term factor that has been working against us, however, is that, so far, the winter of 2001 - 2002 has been one of the warmest in recent memory. We think that has temporarily held back the demand for gas, but we still believe overall demand will exceed supply. We would also argue that, in the wake of September 11, government energy policy will favor increased reliance on domestic as opposed to imported energy sources, and that may also help natural gas stocks over the long term.

Two new areas of opportunity we added to the portfolio were selected retailers and satellite television broadcasters. As mentioned earlier, we avoided most retail stocks because we were not confident that consumer spending could remain as strong as it had been, in the face of increased unemployment. However, during the period, we did invest in two retailers that we viewed as "second chance" opportunities: companies whose stock prices have stumbled but that we believe still have the potential to be leaders in their businesses.

CVS, a national drug store chain, saw its stock get crushed as a result of some mistakes that we think were short term. We bought into the stock after its fall because we believe the firm is one of only two or three key players in its business. We think the company could benefit from a trend of consolidation in the drug store business and from increased demand for prescription drugs by an aging population. Similarly, we bought stock in Kroger, a supermarket chain, when its earnings stumbled late in the year. Our research led us to have confidence in the company over the long term, and we feel that food sales may be less sensitive to a consumer downturn than most other areas of retail.

In the satellite television area, we owned stock in the two main players in the industry: EchoStar Communications and DIRECTV. (The latter stock is actually General Motors Class H stock, the Hughes Electronics unit of GM.) As of the end of the period, EchoStar was trying to acquire DIRECTV; we felt the combination could represent a formidable competitor to the cable industry. In the event that the government fails to approve the merger or the acquisition fails for other reasons, we still believe EchoStar is an attractive, well-run company and that DIRECTV may be a good acquisition for another firm.

    Respectfully,

/s/ Mark Regan                                  /s/ David E. Sette-Ducati

    Mark Regan                                      David E. Sette-Ducati
    Portfolio Manager                               Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

Mark Regan is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a portfolio manager of the mid-cap growth portfolios of our mutual funds, variable annuities, and institutional accounts. He joined MFS in 1989 as a research analyst. He was named Vice President in 1992, portfolio manager in 1993, and Senior Vice President in 1999. Mark is a graduate of Cornell University and the MIT Sloan School of Management.

David E. Sette-Ducati is Senior Vice President of MFS Investment Management(R) (MFS(R)) and a portfolio manager of the technology, emerging growth, and mid-cap growth portfolios of our mutual funds, offshore investment products, variable annuities, and institutional accounts. David joined MFS in 1995 as a research analyst. He became Investment Officer in 1997, Vice President in 1999, a portfolio manager in 2000, and Senior Vice President in 2001. He earned a Master of Business Administration degree from the Amos Tuck School of Business Administration of Dartmouth College and a bachelor's degree from Williams College. In between college and graduate school, he worked as a corporate finance analyst with Lehman Brothers.

All equity portfolio managers began their careers at MFS as research analysts. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.




This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

SERIES FACTS

Objective: Seeks long-term growth of capital.

Commencement of investment operations: April 28, 2000

Class inception:  Initial Class  April 28, 2000
                  Service Class May 1, 2000

Size: $62.4 million net assets as of December 31, 2001

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the period from the commencement of the series' investment operations, April 28, 2000, through December 31, 2001. Index information is from
May 1, 2000.)

                            MFS Mid Cap
                           Growth Series -       Russell Mid
                           Initial Class      Cap Growth Index
            "4/00"            $10,000              $10,000
            "12/00"             9,740                9,636
            "12/01"             8,030                9,876

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

INITIAL CLASS
                                                   1 Year                Life*
------------------------------------------------------------------------------
Cumulative Total Return                           -17.55%              -19.70%
------------------------------------------------------------------------------
Average Annual Total Return                       -17.55%              -12.26%
------------------------------------------------------------------------------

SERVICE CLASS
                                                   1 Year                Life*
------------------------------------------------------------------------------
Cumulative Total Return                           -17.63%              -19.94%
------------------------------------------------------------------------------
Average Annual Total Return                       -17.63%              -12.42%
------------------------------------------------------------------------------

COMPARATIVE INDEX(+)
                                                   1 Year                Life*
------------------------------------------------------------------------------
Russell Mid Cap Growth Index#                     -20.15%              -23.18%
------------------------------------------------------------------------------

  * For the period from the commencement of the series' investment operations, April 28, 2000, through
    December 31, 2001. Index information is from May 1, 2000.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.20% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance is higher than it would have been had Service Class shares been offered for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual, not annualized.

RISK CONSIDERATIONS

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

As a nondiversified portfolio, the portfolio invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the portfolio's net asset value. An investment in the portfolio is not a complete investment program.

Investing in mid-sized companies is riskier than investing in more-established companies.

These risks may increase unit price volatility. Please see the prospectus for details.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At the special meeting of shareholders of MFS Mid Cap Growth Series, which was held on November 1, 2001, the following actions were taken:

ITEM 1.  Trustees of the Trust were elected as follows:

                                                         NUMBER OF SHARES
                                                    --------------------------
                                                                      WITHHOLD
NOMINEE                                                 FOR          AUTHORITY
------------------------------------------------------------------------------
Jeffrey L. Shames                             5,506,140.909        189,343.179
John W. Ballen                                5,506,140.909        189,343.179
Lawrence H. Cohn                              5,502,107.996        193,376.092
J. David Gibbons                              5,502,107.996        193,376.092
William R. Gutow                              5,502,046.737        193,437.351
J. Atwood Ives                                5,502,881.151        192,602.937
Abby M. O'Neill                               5,506,140.909        189,343.179
Lawrence T. Perera                            5,504,776.790        190,707.298
William J. Poorvu                             5,504,245.270        191,238.818
Arnold D. Scott                               5,502,080.770        193,403.318
J. Dale Sherratt                              5,504,245.270        191,238.818
Elaine R. Smith                               5,506,140.909        189,343.179
Ward Smith                                    5,504,776.790        190,707.298

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

                                                 NUMBER OF SHARES
-----------------------------------------------------------------
For                                                 5,352,298.297
Against                                               129,716.925
Abstain                                               213,468.866

ITEM 3. The amendment or removal of certain fundamental investment policies.

                                                 NUMBER OF SHARES
-----------------------------------------------------------------
For                                                 5,254,730.553
Against                                               148,394.248
Abstain                                               292,359.287

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

                                                 NUMBER OF SHARES
-----------------------------------------------------------------
For                                                 5,344,355.736
Against                                               129,085.133
Abstain                                               222,043.219

ITEM 5. The ratification of the election of Deloitte & Touche LLP as the independent public accountants to be employed by the trust for the fiscal year ending December 31, 2001.

                                                 NUMBER OF SHARES
-----------------------------------------------------------------
For                                                 5,432,841.683
Against                                                76,930.844
Abstain                                               185,711.561

PORTFOLIO OF INVESTMENTS - December 31, 2001

Stocks - 89.9%
-------------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES                 VALUE
-------------------------------------------------------------------------------------------------------
U.S. Stocks - 87.0%
  Aerospace & Defense - 0.1%
    Northrop Grumman Corp.                                               500                $    50,405
    Teledyne Technologies, Inc.*                                       1,000                     16,290
                                                                                            -----------
                                                                                            $    66,695
-------------------------------------------------------------------------------------------------------
  Agricultural Products - 0.7%
    AGCO Corp.                                                        28,089                $   443,244
-------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.2%
    Nike, Inc., "B"                                                    1,560                $    87,734
-------------------------------------------------------------------------------------------------------
  Automotive - 0.1%
    Harley-Davidson, Inc.                                              1,100                $    59,741
-------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 0.1%
    First Tennessee National Corp.                                       600                $    21,756
    SouthTrust Corp.                                                   2,000                     49,340
                                                                                            -----------
                                                                                            $    71,096
-------------------------------------------------------------------------------------------------------
  Biotechnology - 0.2%
    Guidant Corp.*                                                     1,900                $    94,620
    Waters Corp.*                                                        810                     31,388
                                                                                            -----------
                                                                                            $   126,008
-------------------------------------------------------------------------------------------------------
  Business Services - 6.2%
    ARAMARK Corp.*                                                     1,650                $    44,385
    BEA Systems, Inc.*                                                24,370                    375,298
    BISYS Group, Inc.*                                                   300                     19,197
    Concord EFS, Inc.*                                                21,120                    692,314
    CSG Systems International, Inc.*                                  32,466                  1,313,250
    DST Systems, Inc.*                                                   810                     40,378
    Fiserv, Inc.*                                                     14,580                    617,026
    Peregrine Systems, Inc.*                                           1,400                     20,762
    S1 Corp.*                                                         41,025                    663,784
    Sabre Group Holding, Inc., "A"*                                    1,700                     71,995
                                                                                            -----------
                                                                                            $ 3,858,389
-------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.1%
    Enterasys Networks, Inc.*                                          4,350                $    38,498
    Netscreen Technologies, Inc.*                                        110                      2,434
                                                                                            -----------
                                                                                            $    40,932
-------------------------------------------------------------------------------------------------------
  Computer Software - 3.9%
    Akamai Technologies, Inc.*                                        74,830                $   444,490
    Internet Security Systems, Inc.*                                  20,480                    656,589
    Netegrity, Inc.*                                                   6,000                    116,160
    Rational Software Corp.*                                          49,540                    966,030
    RSA Security, Inc.*                                               14,079                    245,819
                                                                                            -----------
                                                                                            $ 2,429,088
-------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.6%
    IMPATH, Inc.*                                                      6,340                $   282,193
    Mercury Interactive Corp.*                                         1,800                     61,164
                                                                                            -----------
                                                                                            $   343,357
-------------------------------------------------------------------------------------------------------
  Computer Software - Services - 3.0%
    CheckFree Corp.*                                                  66,311                $ 1,193,598
    ePresence, Inc.*                                                      74                        310
    Legato Systems, Inc.*                                              8,700                    112,839
    SonicWall, Inc.*                                                   1,300                     25,272
    SunGard Data Systems, Inc.*                                        3,700                    107,041
    TIBCO Software, Inc.*                                                700                     10,451
    VERITAS Software Corp.*                                            7,720                    346,087
    webMethods, Inc.*                                                  3,180                     53,297
                                                                                            -----------
                                                                                            $ 1,848,895
-------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 3.3%
    Adobe Systems, Inc.                                                5,350                $   166,118
    BMC Software, Inc.*                                                  720                     11,786
    Cadence Design Systems, Inc.*                                      1,500                     32,880
    Citrix Systems, Inc.*                                             64,500                  1,461,570
    Global Payments, Inc.                                              1,680                     57,792
    I2 Technologies, Inc.*                                             8,450                     66,755
    McDATA Corp.*                                                      5,200                    127,400
    Peoplesoft, Inc.*                                                  1,760                     70,752
    StorageNetworks, Inc.*                                             8,100                     50,058
                                                                                            -----------
                                                                                            $ 2,045,111
-------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.2%
    Edo Corp.                                                          3,800                $   100,510
-------------------------------------------------------------------------------------------------------
  Electrical Equipment
    Micrel, Inc.*                                                        500                $    13,115
-------------------------------------------------------------------------------------------------------
  Electronics - 2.7%
    Alpha Industries, Inc.*                                            2,700                $    58,860
    Cable Design Technologies Corp.*                                  10,056                    137,566
    DuPont Photomasks, Inc.*                                             120                      5,214
    General Motors Corp., "H"*                                        85,640                  1,323,138
    Globespan Virata, Inc.*                                            3,500                     45,325
    Intersil Holding Corp.*                                              700                     22,575
    Microchip Technology, Inc.*                                          900                     34,866
    QLogic Corp.*                                                      1,800                     80,118
                                                                                            -----------
                                                                                            $ 1,707,662
-------------------------------------------------------------------------------------------------------
  Energy
    Aquila, Inc.*                                                        400                $     6,840
-------------------------------------------------------------------------------------------------------
  Energy - Independent
    Reliant Resources, Inc.*                                             810                $    13,373
-------------------------------------------------------------------------------------------------------
  Entertainment - 0.4%
    Emmis Broadcasting Corp., "A"*                                       900                $    21,276
    Entercom Communications Corp.*                                     1,820                     91,000
    Hearst-Argyle Television, Inc.*                                    1,300                     28,028
    Hispanic Broadcasting Corp.*                                       3,100                     79,050
    Univision Communications, Inc., "A"*                               1,220                     49,361
    USA Networks, Inc.*                                                  100                      2,731
                                                                                            -----------
                                                                                            $   271,446
-------------------------------------------------------------------------------------------------------
  Financial Services - 0.1%
    Instinet Group, Inc.*                                              6,690                $    67,235
-------------------------------------------------------------------------------------------------------
  Food & Beverage Products
    Del Monte Foods Co.*                                               1,260                $    10,723
-------------------------------------------------------------------------------------------------------
  Forest & Paper Products - 1.6%
    Willamette Industries, Inc.                                       18,770                $   978,292
-------------------------------------------------------------------------------------------------------
  Healthcare - 0.2%
    Caremark Rx, Inc.*                                                 7,800                $   127,218
    Weight Watchers International, Inc.*                                 630                     21,307
                                                                                            -----------
                                                                                            $   148,525
-------------------------------------------------------------------------------------------------------
  Insurance - 2.7%
    Arthur J. Gallagher & Co.                                         12,130                $   418,364
    Hartford Financial Services Group, Inc.                            1,000                     62,830
    Principal Financial Group, Inc.*                                   5,320                    127,680
    Prudential Financial, Inc.*                                          270                      8,961
    Safeco Corp.                                                         600                     18,690
    The St. Paul Cos., Inc.                                            1,000                     43,970
    Willis Group Holdings Ltd.*                                       41,790                    984,155
                                                                                            -----------
                                                                                            $ 1,664,650
-------------------------------------------------------------------------------------------------------
  Internet - 9.7%
    CNET Networks, Inc.*                                              46,471                $   416,845
    InterNAP Network Services Corp.*                                  69,970                     81,165
    Openwave Systems, Inc.*                                            5,000                     48,950
    Switchboard, Inc.*                                                12,108                     39,351
    VeriSign, Inc.*                                                  143,663                  5,464,941
                                                                                            -----------
                                                                                            $ 6,051,252
-------------------------------------------------------------------------------------------------------
  Machinery - 0.2%
    Danaher Corp.                                                      1,700                $   102,527
-------------------------------------------------------------------------------------------------------
  Media - 0.2%
    McClatchy Co.                                                        800                $    37,600
    Westwood One, Inc.*                                                2,200                     66,110
                                                                                            -----------
                                                                                            $   103,710
-------------------------------------------------------------------------------------------------------
  Medical & Health Products - 2.0%
    Allergan, Inc.                                                     1,360                $   102,068
    Applera Corp. - Applied Biosystems Group                          26,870                  1,055,185
    Forest Laboratories, Inc.*                                           600                     49,170
    Stryker Corp.                                                        440                     25,683
                                                                                            -----------
                                                                                            $ 1,232,106
-------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 11.7%
    Alpharma, Inc.                                                       600                $    15,870
    Arthrocare Corp.*                                                  2,400                     43,032
    Cytyc Corp.*                                                      72,392                  1,889,431
    Davita, Inc.*                                                     11,099                    271,371
    Enzon, Inc.*                                                         200                     11,256
    Genzyme Corp.*                                                    36,910                  2,209,433
    HEALTHSOUTH Corp.*                                                33,500                    496,470
    IMS Health, Inc.                                                  58,660                  1,144,457
    Lincare Holdings, Inc.*                                           39,370                  1,127,950
    Martek Biosciences Corp.*                                          1,583                     34,430
    St. Jude Medical, Inc.*                                              300                     23,295
    Unilab Corp.                                                         330                      8,283
    VISX, Inc.*                                                        2,996                     39,697
                                                                                            -----------
                                                                                            $ 7,314,975
-------------------------------------------------------------------------------------------------------
  Oil Services - 4.7%
    BJ Services Co.*                                                   1,600                $    51,920
    Cooper Cameron Corp.*                                              7,720                    311,579
    Houston Exploration Co.*                                          26,018                    873,685
    Noble Drilling Corp.*                                             50,448                  1,717,250
                                                                                            -----------
                                                                                            $ 2,954,434
-------------------------------------------------------------------------------------------------------
  Oils - 11.8%
    Anadarko Petroleum Corp.                                           3,300                $   187,605
    Apache Corp.                                                      51,318                  2,559,742
    Devon Energy Corp.                                                45,300                  1,750,845
    EOG Resources, Inc.                                               56,218                  2,198,686
    Newfield Exploration Co.*                                         19,252                    683,638
                                                                                            -----------
                                                                                            $ 7,380,516
-------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.9%
    Andrx Group*                                                         300                $    21,123
    Barr Laboratories, Inc.*                                           1,300                    103,168
    ICN Pharmaceuticals, Inc.                                            600                     20,100
    IVAX Corp.*                                                        8,680                    174,815
    Mylan Laboratories, Inc.                                           2,900                    108,750
    Sepracor, Inc.*                                                    1,380                     78,743
    Watson Pharmaceuticals, Inc.*                                      1,010                     31,704
                                                                                            -----------
                                                                                            $   538,403
-------------------------------------------------------------------------------------------------------
  Printing & Publishing - 1.5%
    Lee Enterprises, Inc.                                                400                $    14,548
    McGraw-Hill Cos., Inc.                                             2,900                    176,842
    Meredith Corp.                                                     1,160                     41,354
    New York Times Co.                                                 1,600                     69,200
    Scholastic Corp.*                                                  9,234                    464,747
    Scripps (E.W.) Howard, Inc., "A"                                     500                     33,000
    Tribune Co.                                                        3,960                    148,223
                                                                                            -----------
                                                                                            $   947,914
-------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts
    Starwood Hotels & Resorts Co.                                        700                $    20,895
-------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 0.6%
    Brinker International, Inc.*                                       4,690                $   139,574
    CEC Entertainment, Inc.*                                             500                     21,695
    Darden Restaurants, Inc.                                           1,800                     63,720
    Jack in the Box, Inc.*                                               700                     19,278
    P.F. Chang's China Bistro, Inc.*                                     300                     14,190
    Panera Bread Co.*                                                    400                     20,816
    Sonic Corp.*                                                         700                     25,200
    Starbucks Corp.*                                                   4,600                     87,630
                                                                                            -----------
                                                                                            $   392,103
-------------------------------------------------------------------------------------------------------
  Retail - 2.0%
    CVS Corp.                                                         37,480                $ 1,109,408
    Gap, Inc.                                                          8,700                    121,278
    Tiffany & Co.                                                        800                     25,176
                                                                                            -----------
                                                                                            $ 1,255,862
-------------------------------------------------------------------------------------------------------
  Retail & Drugstores
    Dollar Tree Stores, Inc.*                                            800                $    24,728
-------------------------------------------------------------------------------------------------------
  Special Products & Services - 0.2%
    SPX Corp.*                                                           950                $   130,055
-------------------------------------------------------------------------------------------------------
  Supermarket - 1.3%
    Kroger Co.*                                                       37,600                $   784,712
-------------------------------------------------------------------------------------------------------
  Technology - 1.7%
    Macrovision Corp.*                                                28,980                $ 1,020,675
    Palm, Inc.*                                                        1,110                      4,307
    PerkinElmer, Inc.                                                    700                     24,514
    Symbol Technologies, Inc.                                          1,400                     22,232
                                                                                            -----------
                                                                                            $ 1,071,728
-------------------------------------------------------------------------------------------------------
  Telecommunications - 7.8%
    Amdocs Ltd.*                                                       6,200                $   210,614
    Aware, Inc.*                                                         850                      7,055
    CIENA Corp.*                                                      73,160                  1,046,920
    Comverse Technology, Inc.*                                        43,015                    962,245
    Crown Castle International Corp.*                                  6,500                     69,420
    EchoStar Communications Corp.*                                    80,590                  2,213,807
    Juniper Networks, Inc.*                                            3,400                     64,430
    L-3 Communications Holding, Inc.*                                    600                     54,000
    Network Appliance, Inc.*                                           2,700                     59,049
    Powerwave Technologies, Inc.*                                        900                     15,552
    Time Warner Telecom, Inc.*                                         7,900                    139,751
                                                                                            -----------
                                                                                            $ 4,842,843
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireless - 1.9%
    American Tower Corp., "A"*                                       109,321                $ 1,035,270
    SBA Communications Corp.*                                         11,460                    149,209
                                                                                            -----------
                                                                                            $ 1,184,479
-------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 2.4%
    Advanced Fibre Communications, Inc.*                              36,120                $   638,241
    Computer Network Technology Corp.*                                 1,986                     35,331
    ONI Systems Corp.*                                               100,820                    632,141
    Tekelec Co.*                                                      10,990                    199,029
                                                                                            -----------
                                                                                            $ 1,504,742
-------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                           $54,240,645
-------------------------------------------------------------------------------------------------------
Foreign Stocks - 2.9%
  Bermuda - 2.3%
    Ace Ltd. (Insurance)                                              15,180                $   609,477
    XL Capital Ltd. (Insurance)                                        9,320                    851,475
                                                                                            -----------
                                                                                            $ 1,460,952
-------------------------------------------------------------------------------------------------------
  Canada - 0.2%
    Biovail Corp. (Pharmaceuticals)*                                     900                $    50,625
    Southern Africa Minerals Corp. (Diversified Minerals)*             2,100                         73
    Zarlink Semiconductor, Inc. (Electronics)*                         6,000                     67,500
                                                                                            -----------
                                                                                            $   118,198
-------------------------------------------------------------------------------------------------------
  France
    Business Objects S.A., ADR (Computer Software - Systems)*            100                $     3,380
-------------------------------------------------------------------------------------------------------
  Germany - 0.1%
    Fresenius Medical Care AG, Preferred (Medical Supplies)            1,000                $    46,132
-------------------------------------------------------------------------------------------------------
  Ireland - 0.1%
    Elan Corp. PLC, ADR (Health Products)*                             1,700                $    76,602
-------------------------------------------------------------------------------------------------------
  Norway
    Tandberg ASA (Telecommunications)                                  1,000                $    22,284
-------------------------------------------------------------------------------------------------------
  United Kingdom - 0.2%
    Reed International PLC (Publishing)                                6,200                $    51,367
    Shire Pharmaceuticals Group PLC (Medical and Health Technology
      and Services)*                                                   1,100                     40,260
                                                                                            -----------
                                                                                            $    91,627
-------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                        $ 1,819,175
-------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $58,755,918)                                                 $56,059,820
-------------------------------------------------------------------------------------------------------

Short-Term Obligations - 5.1%
-------------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-------------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 1/02/02                      $    774                $   773,962
    General Electric Capital Corp., due 1/02/02                        1,168                  1,167,941
    UBS Finance, Inc., due 1/02/02                                     1,278                  1,277,935
-------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                        $    3,219,838
-------------------------------------------------------------------------------------------------------

Repurchase Agreement - 5.8%
-------------------------------------------------------------------------------------------------------
    Goldman Sachs, dated 12/31/01, due 1/02/02, total to
      be received $3,628,361 (secured by various U.S.
      Treasury & Federal Agency obligations in a jointly
      traded account), at Cost                                      $  3,628                $ 3,628,000
-------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $65,603,756)                                            $62,907,658

Other Assets, Less Liabilities - (0.8)%                                                        (526,208)
-------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                         $62,381,450
-------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2001
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $65,603,756)              $62,907,658
  Investments of cash collateral for securities loaned, at
    identified cost and value                                         1,938,092
  Cash                                                                      224
  Receivable for series shares sold                                     653,547
  Receivable for investments sold                                       267,070
  Dividends and interest receivable                                       7,852
                                                                    -----------
      Total assets                                                  $65,774,443
                                                                    -----------
Liabilities:
  Payable for series shares reacquired                              $    18,486
  Payable for investments purchased                                   1,431,590
  Collateral for securities loaned, at value                          1,938,092
  Payable to affiliates -
    Management fee                                                        3,831
    Reimbursement fee                                                       766
    Distribution fee                                                        228
                                                                    -----------
      Total liabilities                                             $ 3,392,993
                                                                    -----------
Net assets                                                          $62,381,450
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $69,042,855
  Unrealized depreciation on investments                             (2,696,098)
  Accumulated distributions in excess of net realized loss on
    investments                                                      (3,965,307)
                                                                    -----------
      Total                                                         $62,381,450
                                                                    ===========
Shares of beneficial interest outstanding                            7,858,772
                                                                     =========
Initial Class shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $48,452,785 / 6,099,038 shares of beneficial
    interest outstanding)                                              $7.94
                                                                       =====
Service Class shares:
  Net asset value, offering price, and redemption price per share
    (net assets of $13,928,665 / 1,759,734 shares of beneficial
    interest outstanding)                                              $7.92
                                                                       =====

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2001
-------------------------------------------------------------------------------
Net investment loss:
  Income -
    Interest                                                        $   207,787
    Dividends                                                            46,375
                                                                    -----------
      Total investment income                                       $   254,162
                                                                    -----------
  Expenses -
    Management fee                                                  $   263,935
    Shareholder servicing agent fee                                      12,138
    Distribution fee (Service Class)                                     20,094
    Administrative fee                                                    3,098
    Custodian fee                                                        14,803
    Printing                                                             12,102
    Auditing fees                                                        10,122
    Legal fees                                                            6,745
    Miscellaneous                                                        13,477
                                                                    -----------
      Total expenses                                                $   356,514
    Fees paid indirectly                                                 (1,500)
    Reduction of expenses by investment adviser                         (18,198)
                                                                    -----------
      Net expenses                                                  $   336,816
                                                                    -----------
        Net investment loss                                         $   (82,654)
                                                                    -----------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                         $(3,813,150)
    Foreign currency transactions                                           (85)
                                                                    -----------
      Net realized loss on investments and foreign currency
        transactions                                                $(3,813,235)
                                                                    -----------
    Change in unrealized depreciation from investments              $(1,847,245)
                                                                    -----------
        Net realized and unrealized loss on investments             $(5,660,480)
                                                                    -----------
          Decrease in net assets from operations                    $(5,743,134)
                                                                    ===========

See notes to financial statements.


Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED                    PERIOD ENDED
                                                              DECEMBER 31, 2001              DECEMBER 31, 2000*
---------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income (loss)                                     $   (82,654)                    $     9,136
  Net realized gain (loss) on investments and foreign
    currency transactions                                           (3,813,235)                        143,181
  Net unrealized loss on investments and foreign currency
    transactions                                                    (1,847,245)                       (848,853)
                                                                   -----------                     -----------
    Decrease in net assets from operations                         $(5,743,134)                    $  (696,536)
                                                                   -----------                     -----------
Distributions declared to shareholders -
  From net investment income (Class IC)                            $    (9,136)                    $      --
  From net realized gain on investments and foreign
    currency transactions (Class IC)                                  (100,646)                           --
  From net realized gain on investments and foreign
    currency transactions (Class SC)                                   (42,535)                           --
  In excess of net investment income (Class IC)                            (20)                           --
  In excess of net realized gain on investments and
    foreign currency transactions (Class IC)                          (106,997)                           --
  In excess of net realized gain on investments and
    foreign currency transactions (Class SC)                           (45,219)                           --
                                                                   -----------                     -----------
      Total distributions declared to shareholders                 $  (304,553)                    $      --
                                                                   -----------                     -----------
Net increase in net assets from series share transactions          $55,956,025                     $13,169,648
                                                                   -----------                     -----------
      Total increase in net assets                                 $49,908,338                     $12,473,112
Net assets:
  At beginning of period                                            12,473,112                            --
                                                                   -----------                     -----------
  At end of period (including accumulated undistributed
    net investment income of $0, and $9,136, respectively)         $62,381,450                     $12,473,112
                                                                   ===========                     ===========

* For the period from the commencement of the series' investment operations, April 28, 2000, through
  December 31, 2000.

See notes to financial statements.

Financial Highlights
----------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED                PERIOD ENDED
INITIAL CLASS SHARES                                         DECEMBER 31, 2001          DECEMBER 31, 2000*
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $ 9.74                      $10.00
                                                                        ------                      ------
Income from investment operations# -
  Net investment income (loss)(S)                                       $(0.02)                     $ 0.03
  Net realized and unrealized loss on investments and foreign
    currency                                                             (1.68)                      (0.29)
                                                                        ------                      ------
      Total from investment operations                                  $(1.70)                     $(0.26)
                                                                        ------                      ------
Less distributions declared to shareholders -
  From net investment income                                            $ 0.00+++                   $ --
  From net realized gain on investments and foreign currency
    transactions                                                         (0.05)                       --
  In excess of net realized gain on investments and foreign
    currency transactions                                                (0.05)                       --
                                                                        ------                      ------
      Total distributions declared to shareholders                      $(0.10)                     $ --
                                                                        ------                      ------
Net asset value - end of period                                         $ 7.94                      $ 9.74
                                                                        ======                      ======
Total return                                                            (17.55)%                     (2.60)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                              0.91%                       0.91%+
  Net investment income (loss)                                           (0.20)%                      0.45%+
Portfolio turnover                                                         105%                         84%
Net assets at end of period (000 Omitted)                              $48,453                      $5,440

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fee. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15%
      of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                             $(0.02)                     $(0.05)
        Ratios (to average net assets):
          Expenses##                                                      0.96%                       2.21%+
          Net investment loss                                            (0.25)%                     (0.85)%+
  * For the period from the commencement of the series' investment operations, April 28, 2000, through
    December 31, 2000.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.


Financial Highlights - continued
----------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED                PERIOD ENDED
SERVICE CLASS SHARES                                         DECEMBER 31, 2001          DECEMBER 31, 2000*
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                   $ 9.72                      $10.00
                                                                        ------                      ------
Income from investment operations# -
  Net investment income (loss)(S)                                       $(0.03)                     $ 0.02
  Net realized and unrealized loss on investments and foreign
    currency                                                             (1.67)                      (0.30)
                                                                        ------                      ------
      Total from investment operations                                  $(1.70)                     $(0.28)
                                                                        ------                      ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions                                                        $(0.05)                     $ --
  In excess of net realized gain on investments and foreign
    currency transactions                                                (0.05)                       --
                                                                        ------                      ------
      Total distributions declared to shareholders                      $(0.10)                     $ --
                                                                        ------                      ------
Net asset value - end of period                                         $ 7.92                      $ 9.72
                                                                        ======                      ======
Total return                                                            (17.63)%                     (2.80)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                              1.11%                       1.11%+
  Net investment income (loss)                                           (0.32)%                      0.25%+
Portfolio turnover                                                         105%                         84%
Net assets at end of period (000 Omitted)                              $13,929                      $7,033

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                             $(0.03)                     $(0.07)
        Ratios (to average net assets):
          Expenses##                                                      1.16%                       2.41%+
          Net investment loss                                            (0.37)%                     (1.05)%+
 * For the period from the inception of Service Class shares, May 1, 2000, through December 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Mid Cap Growth Series (the series) is a non-diversified series of MFS Variable Insurance Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of the series are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2001, there were 12 shareholders of the series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company
(MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2001, the value of securities loaned was $1,777,369. These loans were collateralized by cash of $1,938,092 which was invested in the following short-term obligations:

                                                                 IDENTIFIED COST
                                                      SHARES           AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio       1,938,092          $1,938,092

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. The series will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. Management does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Fees Paid Indirectly - The series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended December 31, 2001 and December 31, 2000 was as follows:

                                   DECEMBER 31, 2001          DECEMBER 31, 2000
-------------------------------------------------------------------------------
Distributions paid from:
    Ordinary income                         $304,553                   $ --
    Long-term capital gain                    --                         --
                                            --------                   --------
                                            $304,553                   $ --
                                            --------                   --------

During the year ended December 31, 2001, $82,674 and $144 were reclassified to accumulated net investment loss and accumulated net realized loss on investments from paid-in-capital, due to differences between book and tax accounting due to temporary differences in accounting for wash sales.

As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

                  Unrealized loss               $(5,825,072)
                  Capital loss carryforward        (836,333)

At December 31, 2001, the series, for federal income tax purposes, had a capital loss carryforward of $836,333 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009.

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of the series average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series operating expenses, exclusive of management and distribution fees. The series in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 2001, aggregate unreimbursed expenses amounted to $56,770.

The series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund
Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series average daily net assets:

                  First $2 billion                   0.0175%
                  Next $2.5 billion                  0.0130%
                  Next $2.5 billion                  0.0005%
                  In excess of $7 billion            0.0000%

Distribution Fee - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. A portion of this distribution fee is currently being paid by the series; the remaining 0.05% per annum Service Class distribution fee will become payable on such date as the Trustees of the trust may determine. Fees incurred under the distribution plan during the period ended December 31, 2001, were 0.20% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $84,135,095 and $32,678,635, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $68,732,730
                                                                  -----------
Gross unrealized depreciation                                     $(9,463,055)
Gross unrealized appreciation                                       3,637,983
                                                                  -----------
    Net unrealized depreciation                                   $(5,825,072)
                                                                  ===========

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

Initial Class shares

                   YEAR ENDED DECEMBER 31, 2001  PERIOD ENDED DECEMBER 31, 2000*
                   ---------------------------   ------------------------------
                         SHARES         AMOUNT             SHARES        AMOUNT
-------------------------------------------------------------------------------
Shares sold           5,865,895   $ 49,555,926            592,461   $ 6,026,795
Shares issued to
  shareholders in
  reinvestment of
  distributions          23,387        216,796             --            --
Shares reacquired      (348,713)    (3,433,405)           (33,992)     (356,878)
                     ----------   ------------         ----------   -----------
    Net increase      5,540,569   $ 46,339,317            558,469   $ 5,669,917
                     ==========   ============         ==========   ===========

* For the period from the commencement of the series' investment operations, April 28, 2000, through December 31, 2000.

Service Class shares
                   YEAR ENDED DECEMBER 31, 2001  PERIOD ENDED DECEMBER 31, 2000*
                   ---------------------------   ------------------------------
                         SHARES         AMOUNT             SHARES        AMOUNT
-------------------------------------------------------------------------------
Shares sold           2,741,866   $ 24,768,227          1,041,651   $10,763,831
Shares issued to
  shareholders in
  reinvestment of
  distributions           9,487         87,752             --            --
Shares reacquired    (1,715,386)   (15,239,271)          (317,884)   (3,264,100)
                     ----------   ------------         ----------   -----------
    Net increase      1,035,967   $  9,616,708            723,767   $ 7,499,731
                     ==========   ============         ==========   ===========

** For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.

(6) Line of Credit

The series and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. The commitment fee allocated to the series for the year ended December 31, 2001, was $380. The series had no borrowings during the period.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS Mid Cap Growth Series:

We have audited the accompanying statement of assets and liabilities of MFS Mid Cap Growth Series, (the Series) (one of the series constituting MFS Variable Insurance Trust), including the portfolio of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights for the year ended December 31, 2001 and the period from the commencment of operations, April 28, 2000, through December 31, 2000. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Mid Cap Growth Series as of December 31, 2001, the related statement of operations, the statement of changes in net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2002

FEDERAL TAX INFORMATION (Unaudited)

For the year ended December 31, 2001, the amount of distributions from income eligible for the 70% dividends received deduction for corporations is 1.03%.

(C)2002 MFS Investment Management(R)
MFS(R) investment products are offered through MFS Fund Distributors Inc., 500 Boylston Street, Boston, MA 02116.
                                                                VMG-2 2/02 620